SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund[1] Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.35%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Alternative Strategies Fund[2] Class A Class C Administrator Class Institutional Class	2.50% 3.25% 2.35% 2.25%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.11% 1.86% 0.75% 0.60% 0.90% 0.65% 1.17%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.90% 1.29%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Conservative Income Fund Institutional Class	0.27%	December 31, 2014
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.78% 1.53% 1.53% 1.03% 0.70% 0.52% 0.37% 0.42% 0.81%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.84% 1.15% 0.89% 1.28%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.81% 1.56% 1.56% 1.06% 0.45% 0.30% 0.65% 0.86%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.47% 0.32% 0.67% 0.88%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.84% 1.09% 0.48% 0.33% 0.68% 0.89%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.61% 1.61% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	9.87% 1.62% 1.62% 1.12% 0.51% 0.36% 0.71% 0.92%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.43%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Emerging Markets Equity Fund[3] Class A Class B Class C Class R6 Administrator Class Institutional Class	1.70% 2.45% 2.45% 1.18% 1.50% 1.25%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Emerging Markets Equity Select Fund Class A Class C Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.15% 1.45% 1.20%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.10% 0.85% 1.24%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.00%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
Government Securities Fund[1] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.64% 0.48% 0.90%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.21% 1.96% 0.96% 0.75% 1.27%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
High Yield Bond Fund Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Income Plus Fund[2] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.72% 0.58% 0.88%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Intrinsic Small Cap Value Fund[3] Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.91% 1.41% 0.80% 0.65% 0.95% 0.70%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.20%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.07% 1.82% 1.32% 0.75% 0.60% 0.95% 0.65% 1.13%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.16%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2014 May 31, 2014 May 31, 2014
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2014 October 31, 2014 October 31, 2014
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.97% 1.00% 0.75% 1.28%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.80% 0.65% 0.95% 0.70% 1.18%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term Bond Fund[4] Class A Class C Institutional Class Investor Class	0.80% 1.55% 0.48% 0.81%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2014
Small Cap Value Fund[5] Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 0.85% 1.10% 0.90% 1.33%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 0.95%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 1.00%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Small/Mid Cap Value Fund[6] Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.15% 0.95% 1.46%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.25% 2.00% 0.82% 1.14% 0.87% 1.31%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.55% 2.30% 2.30% 1.40% 1.58%	July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014 July 31, 2014
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2014
WealthBuilder Equity Portfolio	1.50%	September 30, 2014
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2014
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2014
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2014
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2014
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2014 October 31, 2014 October 31, 2014
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.00%	May 31, 2014 May 31, 2014 May 31, 2014 May 31, 2014

Most Recent Annual Approval: March 29, 2013

Schedule A amended: December 1, 2013

1. Effective February 1, 2014, the capped operating expense ratio for the Absolute Return Fund will be: Class A 0.76%; Class C 1.51%; Administrator Class 0.57%; and Institutional Class 0.33%.  The expiration dates for all share classes will be January 31, 2015.

2. On November 20, 2013 the Board of Wells Fargo Funds Trust approved the establishment of the Alternative Strategies Fund.  The fund is scheduled to become effective in the second quarter of 2014.

3. Effective March 1, 2014, the capped operating expense ratios for the following classes of the Emerging Markets Equity Fund will be: Class A 1.67%, Class B 2.42%, Class C 2.42% and Institutional Class 1.23%.  The expiration dates for these classes will be February 28, 2015.

4. Effective January 1, 2014, the capped operating expense ratios for the following classes of the Government Securities Fund will be: Class A 0.85%, Class B 1.60%, Class C 1.60% and Investor Class 0.88%.  The expiration dates for these share classes will be December 31, 2014.

5. Effective March 1, 2014, the capped operating expense ratio for the Investor Class of the Small Cap Value Fund will be 1.31% with an expiration date of February 28, 2015.

6. Effective March 1, 2014, the capped operating expense ratios for the following classes of the Small/Mid Cap Value Fund will be: Class A 1.35%; Class C 2.10%; and Investor Class 1.41%.  The expiration date for these classes will be February 28, 2015.

7. Effective January 1, 2014, the capped operating expense ratios for the following classes of the Short-Term Bond Fund will be: Class A 0.77%; Class B 1.52%; Class C 1.52%; and Investor Class 0.78%.  The expiration date for these classes will be December 31, 2014.

8. Effective March 1, 2014, the capped operating expense ratio for the Investor Class of the Small Cap Value Fund will be 1.31% with an expiration date of February 28, 2015.

9. Effective March 1, 2014, the capped operating expense ratios for the following classes of the Small/Mid Cap Value Fund will be: Class A 1.35%; Class C 2.10%; and Investor Class 1.41%.  The expiration date for these classes will be February 28, 2015.

The foregoing schedule of capped operating expense ratios is agreed to as of December 1, 2013 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

Executive Vice President

[1]  Effective January 1, 2014, the capped operating expense ratios for the following classes of the Government Securities Fund will be: Class A 0.85%, Class B 1.60%, Class C 1.60% and Investor Class 0.88%.  The expiration dates for these share classes will be December 31, 2014.

[2]  Effective January 1, 2014, the capped operating expense ratios for the following classes of the Income Plus Fund will be: Class A 0.84%, Class B 1.59%, Class C 1.59%, and Investor Class 0.85%.  The expiration dates for these classes will be December 31, 2014.

[3]  Effective March 1, 2014, the capped operating expense ratios for the following classes of the Intrinsic Small Cap Value Fund will be: Class A 1.40%; Class C 2.15%; and Investor Class 1.46%.  The expiration date for these classes will be February 28, 2015.